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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    Form 8-K





                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 16, 2000
                                                          --------------


                   Bear Stearns Asset Backed Securities, Inc.
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                 (Exact name of registrant specified in Charter)

        Delaware                     333-43278                  13-3836437
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    (State or other                 (Commission                (IRS Employer
     jurisdiction of                File Number)            Identification No.)
     incorporation)

               245 Park Avenue
                 New York, NY                                     10167
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  (Address of principal executive offices)                       Zip Code

           Registrant's telephone, including area code: (212) 272-4095


                                 Not Applicable
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         (Former name and former address, if changed since last report)


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ITEM 5.           Other Events

Filing of Certain Materials

         Pursuant to Rule 424(b)(5) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), Bear Stearns Asset Backed Securities, Inc. (the "Company") is filing a prospectus and a prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to its Irwin Home Equity Loan Trust 2001-1, Home Equity Loan-Backed Term Notes, Series 2001-1 (the "Notes").

Incorporation of Certain Documents by Reference

         The consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of December 31, 1999 and December 31, 1998, and for each of the years in the three-year period ended December 31, 1999, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 30, 2000; Commission File Number 1- 10777), the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of September 30, 2000, and for the periods ended September 30, 2000 and September 30, 1999, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended September 30, 2000 (which was filed with the Securities and Exchange Commission on November 13, 2000) and the unaudited interim financial statements and accompanying discussion of Ambac Financial Group, Inc., as of December 31, 2000, and for the periods ending December 31, 2000 and December 31, 1999 contained in the press release issued on January 24, 2001, included in the Form 8-K of the Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on January 24, 2001) are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the prospectus; and (iii) the prospectus supplement for Irwin Home Equity Loan Trust 2001-1, Home Equity Loan-Backed Term Notes, Series 2001-1, and shall be deemed to be part hereof and thereof.

         In connection with the issuance of the Notes, the Company is filing herewith the consent of KPMG LLP ("KPMG") to the use of their name and the incorporation by reference of their report in the prospectus supplement relating to the issuance of the Notes. The consent of KPMG is attached hereto as Exhibit 23.1.




--------------------
* Capitalized terms used and not otherwise defined h rein shall have the meanings assigned to them in the prospectus dated March 8, 2001 and the prospectus supplement dated March 8, 2001, of Bear Stearns Asset Backed Securities, Inc., relating to its Irwin Home Equity Loan Trust 2001-1, Home Equity Loan- Backed Term Notes, Series 2001-1.

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ITEM 7.           Financial Statements, Pro Forma Financial

         Information and Exhibits

                  (a)      Not applicable.

                  (b)      Not applicable.

                  (c)      Exhibits:

                           23.1     Consent of KPMG LLP




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                  Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BEAR STEARNS ASSET BACKED
                                       SECURITIES, INC.

Date:  March 16, 2000

                                       By:     /s/ Jonathan Lieberman
                                          ------------------------------------
                                       Name:   Jonathan Lieberman
                                       Title:  Managing Director








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                                INDEX TO EXHIBITS


Exhibit No.                     Description                           Page
-----------                     -----------                           ----

23.1                            Consent of KPMG LLP                   6















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